UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 28, 2020, PennyMac Financial Services, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) for the purpose of: (i) electing eleven  (11) director nominees to serve on the Board of Directors (the “Board”), each for a one-year term expiring at the 2021 Annual Meeting of Stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (iii) approving, by non-binding vote, the Company’s executive compensation.  The total number of shares of common stock entitled to vote as of the record date was 79,190,245, of which 72,921,258 votes, or 92.08%, were present in person or by proxy.

Proposal 1:    The election of eleven  (11) director nominees to serve on the Board, each for a one-year term expiring at the 2021 Annual Meeting of Stockholders.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stanford L. Kurland	63,525,292	222,914	25,736	9,147,316
David A. Spector	63,616,616	130,281	27,045	9,147,316
Anne D. McCallion	63,620,827	128,101	25,014	9,147,316
Matthew Botein	53,544,022	10,202,628	27,292	9,147,316
James K. Hunt	53,411,503	10,334,804	27,635	9,147,316
Patrick Kinsella	63,615,945	130,723	27,274	9,147,316
Joseph Mazzella	63,392,838	353,657	27,447	9,147,316
Farhad Nanji	53,419,964	10,326,820	27,158	9,147,316
Jeffrey A. Perlowitz	63,616,710	129,586	27,646	9,147,316
Theodore W. Tozer	63,615,917	130,753	27,272	9,147,316
Emily Youssouf	63,618,628	128,946	26,368	9,147,316

All director nominees were elected.

Proposal 2:    Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,506,490	371,941	42,827	0

Proposal 3:    Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,946,552	21,786,009	41,381	9,147,316

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: May 29, 2020	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer